Intangible assets - Goodwill	12 Months Ended
Dec. 31, 2025
Intangible assets and goodwill [abstract]
Intangible assets - Goodwill	Intangible assets – Goodwill
The detail of goodwill, based on the cash-generating units giving rise thereto, is as follows:

EUR million
	2025	2024	2023
Banco Santander (Brasil)	3,031	3,079	3,679
SAM Investment Holdings Limited	1,444	1,444	1,444
Santander Consumer Germany	1,304	1,304	1,304
Santander Portugal	1,040	1,040	1,040
Santander España	998	998	998
Santander US Auto	943	1,068	1,003
Santander Holding USA (ex. Auto)	765	865	814
Santander UK	609	641	612
Banco Santander - Chile	470	482	516
Grupo Financiero Santander (México)	463	453	523
Ebury Partners	326	340	350
Santander Consumer Nordics	211	211	206
Santander Bank Polska	—	1,178	1,159
Other companies	354	335	369
Total Goodwill	11,958	13,438	14,017

The changes in goodwill were as follows:

EUR million
	2025	2024	2023
Balance at beginning of year	13,438	14,017	13,741
Additions	19	30	56
Of which:
Ebury Partners	—	—	45
Impairment losses	(4)	(4)	(20)
Transfer to Assets held for sale (Notes 3 y 12)	(1,176)	—	—
Exchange differences and other items	(291)	(605)	240
Balance at end of year	11,958	13,438	14,017

Grupo Santander has goodwill generated by cash-generating units located in non-euro currency countries (mainly Brazil, Poland, the United States, the United Kingdom, Chile, Mexico, Norway and Sweden) and, therefore, this gives rise to exchange differences on the translation to euros, at closing rates, of the amounts of goodwill denominated in foreign currencies. Accordingly, in 2025 there was a decrease of EUR 291 million (a decrease of EUR 605 million in 2024 and an increase of EUR 240 million in 2023), due to exchange differences and other items which, pursuant to current standards, were recognised with a change to 'Other comprehensive income - Items that may be reclassified to profit or loss - Exchange differences in other comprehensive income in the consolidated statement of recognised income and expense' (see note 29.d).
At least once per year (or whenever there is any indication of impairment), Grupo Santander performs an analysis of the potential impairment of its recorded goodwill with respect to its recoverable amount. The first step that must be taken in order to perform this analysis is the identification of the cash-generating units, which are the Group's smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash flows of other assets or groups of assets.
The amount to be recovered of each cash-generating unit is determined taking into consideration the carrying amount (including any fair value adjustment arising on the business combination) of all the assets and liabilities of all the independent legal entities composing the cash-generating unit, together with the related goodwill.
The amount to be recovered of the cash-generating unit is compared with its recoverable amount in order to determine whether there is any impairment.
Grupo Santander assesses the existence of any indication that might be considered to be evidence of impairment of the cash-generating unit by reviewing information including the following (i) certain macroeconomic variables that might affect its investments (population data, political situation, economic situation —including banking concentration level—, among others) and (ii) various microeconomic variables comparing the investments of the Group with the financial services industry of the country in which the cash-generating unit carries on most of its business activities (balance sheet composition, total funds under management, results, efficiency ratio, capital adequacy ratio, return on equity, among others).
Regardless of whether there is any indication of impairment, every year the Group calculates the recoverable amount of each cash-generating unit to which goodwill, has been allocated and, to this end, it uses price quotations, market references (multiples), internal estimates and valuations performed by internal and external experts.
Firstly, the Group determines the recoverable amount by calculating the fair value of each cash-generating unit on the basis of the quoted price of the cash-generating units, if available.
In addition, the Group performs estimates of the recoverable amounts of certain cash-generating units by calculating their value in use using discounted cash flow projections. The main assumptions used in this calculation are (i) earnings projections based on the financial budgets approved by the Group’s directors which cover between three and five year periods (unless a longer time horizon can be justified), (ii) discount rates determined as the cost of capital taking into account the risk-free rate of return plus a risk premium in line with the market and the business in which the units operate and (iii) constant growth rates used in order to extrapolate earnings in perpetuity which do not exceed the long-term average growth rate for the market in which the cash-generating unit in question operates.
The cash flow projections used by Group management to obtain the values in use are based on the financial budgets approved by both local management of the related local units and the Group’s directors. The Group’s budgetary estimation process is common for all the cash-generating units. The local management teams prepare their budgets using the following key assumptions:
a)    Microeconomic variables of the cash-generating unit: management takes into consideration the current balance sheet structure, the product mix and the business decisions taken by local management in this regard.
b)    Macroeconomic variables: growth is estimated on the basis of the changing environment, taking into consideration expected GDP growth in the unit’s geographical location and forecast trends in interest and exchange rates. These data, which are based on external information sources, are provided by the Group’s economic research service.
c)    Past performance variables: in addition, management takes into consideration in the projection the difference (both positive and negative) between the cash-generating unit’s past performance and budgets.
During 2025, the Group has recognised impairment losses of EUR 4 million of immaterial goodwill that has been recorded under the heading 'Impairment or reversal of the impairment of non-financial assets - Intangible assets' (EUR 4 million and EUR 20 million in 2024 and 2023, respectively). Goodwill is deducted from CET1 for regulatory purposes, so an impairment of goodwill has no impact on the Group's capital ratios.
Following is a detail of the main assumptions taken into account in determining the recoverable amount, at 2025 year-end, of the most significant cash-generating units which were valued using the discounted cash flow method:

	2025
	Projected period	Discount rateA	Nominal perpetual growth rate
Santander UK	5 years	12.4%	2.5%
Santander US Auto	3 years	11.5%	3.0%
Santander Holding USA (ex. Auto)B	5 years	13.6%	3.5%
Santander Consumer Germany	5 years	9.5%	2.5%
SAM Investment Holdings, Limited	5 years	11.5%	2.5%
Santander Portugal	5 years	10.6%	2.5%
A.Post-tax discount rate.
B.Weighted information of the main assumptions of the segments to which goodwill has been allocated.
The discount and nominal perpetual growth rates taken into account in 2024 and 2023 are presented below for comparison purposes:

	Discount rateA		Nominal perpetual growth rate
	2024	2023	2024	2023
Santander UK	11.8%	11.9%	2.5%	2.5%
Santander Bank Polska	12.9%	13.2%	5.0%	5.0%
Santander US Auto	12.2%	12.8%	3.0%	3.0%
Santander Holding USA (ex. Auto)B	13.4%	13.4%	3.5%	3.5%
Santander Consumer Germany	9.1%	9.7%	2.0%	2.3%
SAM Investment Holdings, Limited	11.6%	11.6%	2.5%	2.5%
Santander Portugal	10.2%	11.2%	2.5%	2.5%
A.Post-tax discount rate.
B.Weighted information of the main assumptions of the segments to which goodwill has been allocated.
The variations reflected in the assumptions used in 2025 are mainly a consequence of the current macroeconomic scenario, as well as the level of inflation.
Given the degree of uncertainty of the above key assumptions on which the recoverable amount of the cash-generating units is based, the Group performs a sensitivity analysis which consisted of adjusting +/- 50 basis points the discount rate, adjusting +/- 50 basis points the growth rate in perpetuity and reducing the cash flow projections by 5%. These changes in the key assumptions in isolation mean that the recoverable amount of all the cash-generating units continues to exceed their amount to be recovered and have been considered by the Group as reasonably possible changes in the business operations of the cash-generating units are not contemplated.
The recoverable amount of Banco Santander - Chile and Banco Santander (Brasil) was calculated as the fair values of the aforementioned cash-generating units obtained from the quoted market prices of their shares at year-end. This value exceeded the amount to be recovered. A significant reduction in the quoted market prices of these cash generating unit could result in an indication of impairment which in turn may lead to a goodwill impairment charge in the future.